UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2021

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800, Denver Colorado	80265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 672-6900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	QEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On March 17, 2021 Diamondback Energy, Inc. (“Diamondback”) completed its previously announced merger (the “Merger”) with QEP Resources, Inc., a Delaware corporation (“QEP”), pursuant to the Agreement and Plan of Merger, dated as of December 20, 2020 (the “Merger Agreement”), by and among Diamondback, Bohemia Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Diamondback (the “Merger Sub”), and QEP. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into QEP, with QEP continuing as the surviving corporation and as a wholly owned subsidiary of Diamondback. The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02.	Termination of a Material Definitive Agreement.

Immediately prior to the Effective Time, QEP terminated that certain Credit Agreement, dated as of August 25, 2011, by and between QEP, as borrower, Wells Fargo Bank, National Association, as administrative agent and L/C issuer and the lenders party thereto, as amended by the First through Eighth Amendments thereto, dated as July 6, 2012, August 13, 2013, February 25, 2014, December 2, 2014, November 23, 2015, May 5, 2017, November 21, 2017 and June 4, 2020 respectively (the “Credit Agreement”), including all undrawn commitments thereunder, and posted cash collateral to secure the outstanding letters of credit that had been issued under the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note above, on March 17, 2021, Merger Sub completed its previously announced Merger with QEP. At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of QEP (“QEP Common Stock”) (other than any Excluded Shares (as defined in the Merger Agreement), any Converted Shares (as defined in the Merger Agreement) and certain restricted stock awards of QEP) was converted into the right to receive 0.050 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Diamondback (“Diamondback Common Stock”).

At the Effective Time, (a) each outstanding and unvested award of restricted QEP Common Stock was converted into the right to receive a number of time-based restricted shares of Diamondback Common Stock, rounded to the nearest whole share, equal to the product of the number of shares of QEP Common Stock subject to such unvested award multiplied by the Exchange Ratio; (b) each outstanding and unvested award of performance share units was converted into the right to receive a time-based restricted stock unit of Diamondback covering a number of shares of Diamondback Common Stock, rounded to the nearest whole share, equal to the product of the number of shares of QEP Common Stock subject to such award, which shares would have been earned under the applicable terms of such award based upon the higher of (i) 100% of the target level of performance and (ii) actual performance, in each case, through the Closing Date (as defined in the Merger Agreement) multiplied by the Exchange Ratio; (c) each outstanding notional share of QEP Common Stock under any deferred compensation plan of QEP (other than “deferred shares” granted to QEP employees (“Employee Deferred Shares”)) became 100% vested and converted into a number of notional shares of Diamondback Common Stock equal to the product of the number of shares of QEP Common Stock subject to such award multiplied by the Exchange Ratio, and such deferred compensation was paid in cash promptly following the Closing (as defined in the Merger Agreement); (d) each outstanding Employee Deferred Share was converted into a number of time-based restricted shares of Diamondback Common Stock, rounded to the nearest whole share, equal to the product of the number of shares of QEP Common Stock subject to such award of Employee Deferred Shares immediately prior to the Effective Time multiplied by the Exchange Ratio; and (e) each outstanding option to purchase shares of QEP Common stock was automatically cancelled without payment or other consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to Diamondback’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2020 and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Effective Time, shares of QEP Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “QEP.” As a result of the Merger, QEP no longer fulfills the listing requirements of the NYSE. On the Closing Date, QEP notified the NYSE that the Merger had been completed and requested that the NYSE (i) suspend trading of the QEP Common Stock on the NYSE, (ii) withdraw the QEP Common Stock from listing on the NYSE prior to the open of trading on March 17, 2021, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist QEP Common Stock from the NYSE and deregister QEP Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The NYSE will file a Form 25 to delist QEP Common Stock from the NYSE and deregister QEP Common Stock under Section 12(b) of the Exchange Act on the Closing Date. After the filing of the Form 25, QEP Common Stock will no longer be listed on the NYSE.

Additionally, QEP intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of QEP Common Stock under Section 12(g) of the Exchange Act and the suspension of the QEP’s reporting obligations under Section 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change in control of QEP has occurred, and QEP is now a wholly owned subsidiary of Diamondback.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as a result of the Merger, the then existing directors of QEP, Timothy J. Cutt, Phillips S. Baker, Jr., Julie A. Dill, Joseph N. Jaggers, Michael J. Minarovic, Mary Shafer-Malicki, and Barth E. Whitman, resigned from the Board of Directors of QEP (the “Board”) and any and all committees of the Board on which they served, effective as of the Effective Time. Such resignations were not related to any disagreement with QEP on any matter relating to QEP’s operations, policies or practices.

Effective as of the Effective Time, Travis D. Stice, Diamondback’s Chief Executive Officer and a member of the Board of Directors of Diamondback, Kaes Van’t Hof, Diamondback’s Chief Financial Officer and Executive Vice President – Business Development and Matt Zmigrosky, Diamondback’s Executive Vice President, General Counsel and Secretary became the board of directors of QEP.

In addition, in connection with the Merger, effective as of the Effective Time, the existing officers of QEP, Timothy J. Cutt, Christopher K. Woosley, William J. Buese, Alice B. Ley and Joseph T. Redman ceased serving in their respective corporate officer capacities with QEP. Such removals were not related to any disagreement with the QEP on any matter relating to QEP’s operations, policies or practices.

Effective as of the Effective Time, Travis D. Stice was appointed the Chief Executive Officer of QEP, Kaes Van’t Hof was appointed the Chief Financial Officer and Executive Vice President – Business Development of QEP, Daniel N. Wesson was appointed Executive Vice President – Operations of QEP, Teresa L. Dick was appointed Executive Vice President, Chief Accounting Officer and Assistant Secretary of QEP, Matt Zmigrosky was appointed the Executive Vice President, Secretary and General Counsel of QEP and Tom Hawkins was appointed Executive Vice President – Land of QEP.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately following the Effective Time, the certificate of incorporation and bylaws of QEP were amended and restated in their entirety. A copy of the second amended and restated certificate of incorporation and the second amended and restated bylaws of QEP are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of December 20, 2020, by and among Diamondback Energy, Inc., Bohemia Merger Sub Inc. and QEP Resources, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by QEP Resources, Inc. with the SEC on December 21, 2020).

3.1*	Third Amended and Restated Certificate of Incorporation of QEP Resources, Inc.

3.2*	Second Amended and Restated Bylaws of QEP Resources, Inc.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP RESOURCES INC.

March 17, 2021	By:	/s/ Teresa L. Dick
Teresa L. Dick
Executive Vice President, Chief Accounting Officer and Assistant Secretary